UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 13, 2006

Russ Berrie and Company, Inc.
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01  Other Events

On July 13, 2006, the Company issued a press release providing an update on its sales results for the second quarter and first half of fiscal 2006. Attached hereto as Exhibit 99.1 is a copy of the press release.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed with this report:

Exhibit 99.1            Press Release, dated July 13, 2006, providing an update on the Company’s sales results for the second quarter and first half of fiscal 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006	RUSS BERRIE AND COMPANY, INC.

	By:	/s/ Marc. S. Goldfarb
Marc S. Goldfarb
Senior Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit 99.1            Press Release, dated July 13, 2006, providing an update on the Company’s sales results for the second quarter and first half of fiscal 2006.